UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC   20549


                                   FORM 8 - K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 22, 2003

                         AMANASU ENVIRONMENT CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

              NEVADA               0-32905             98 - 0347883
             --------------      ----------------     --------------
             (State or other      (Commission file     (IRS Employer
          jurisdiction of       Number)             Identification No.)
                                 incorporation)

                 701 FIFTH AVENUE, 36TH FLOOR, SEATTLE, WA 98109
                 -----------------------------------------------
                    (Address of principal executive offices)

                                  206-262-8188
                                  ------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address if changed since last report)



Item  6.  Resignation  of  Registrant's  Directors

On August 21, 2002, Charlie Lan and Lina Lei resigned as directors of the Company. Lina Lei remains as Secretary.

On  October  21,  2002,  Keichi  Komiya  resigned  as a director of the Company.

On  December 30, 2002, Yotaro Uchida also resigned as a director of the Company.

The resignations of these directors were not as a result from any disagreements with the Company on any matter relating to the Company's operations, policies or practices.

As  of  July  22,  2003,  the  directors  and  officers  of  the  Company  are:

Atsushi  Maki-Director,  President  and  Treasurer
Takashi  Yamaguchi-Director
Etsuro  Sakagami-Director
Lina  Lei-Secretary


Item  7.  Financial  Statements  and  Exhibits

(a)     Financial  statements  of  businesses  acquired

        None

(b)     Pro  forma  financial  information

        None

(c)     Exhibits

99.1     Resignation  letter  from  Charlie  Lan
99.2     Resignation  letter  from  Lina  Lei
99.3     Resignation  letter  from  Keichi  Komiya
99.4     Resignation  letter  from  Yotaro  Uchida


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Amanasu  Environment  Corporation
                              By:/s/Atsushi  Maki
                              Atsushi  Maki,  President

August  21,  2002                                        Exhibit  99.1

The  Board  of  Directors
Amanasu  Energy  Corporation
701  5th  Avenue,  36th  Floor
Seattle,  WA  98109
USA

To  the  Board  of  Directors:

As of the date above, I herby tender my resignation as Director of Amanasu Energy Corporation.

Yours  truly,

/s/Charlie  Lan
Charlie  Lan

August  21,  2002                                        Exhibit  99.2

The  Board  of  Directors
Amanasu  Energy  Corporation
701  5th  Avenue,  36th  Floor
Seattle,  WA  98109
USA

To  the  Board  of  Directors:

As of the date above, I herby tender my resignation as Director of Amanasu Energy Corporation.

Yours  truly,

/s/Lina  Lei
Lina  Lei

October  21,  2001                                        Exhibit  99.3

The  Board  of  Directors
Amanasu  Energy  Corporation
701  5th  Avenue,  36th  Floor
Seattle,  WA  98109
USA

To  the  Board  of  Directors:

I would like to resign as director of your Company effective today. Please affect my resignation immediately.

Yours  truly,

/s/Keichi  Komiya
Keichi  Komiya

December  30,  2002                                        Exhibit  99.4

The  Board  of  Directors
Amanasu  Energy  Corporation
701  5th  Avenue,  36th  Floor
Seattle,  WA  98109
USA

To  the  Board  of  Directors:

As of the date above, I herby tender my resignation as Director of Amanasu Energy Corporation.

Yours  truly,

/s/Yotaro  Uchida
Yotaro  Uchida